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                                  EXHIBIT 23.1

                        CONSENT OF HAUSSER + TAYLOR, LLP,
                             INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference to this Registration Statement of The Havana Group, Inc. on Form S-8 of our report dated April 10, 2001 except for note 8, which is as of May 17, 2001 appearing in the Annual Report on Form 10-KSB of The Havana Group, Inc. for the year ended December 31, 2000.

                                                       /s/ Hausser + Taylor, LLP





Canton, Ohio
August 27, 2002